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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 3, 2001, relating to the consolidated financial statement of HPL Technologies, Inc., which appears in the Registration Statement on Form S-1 (File No. 333-61810).

/s/ PricewaterhouseCoopers LLP

San Jose, California
August 2, 2001

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS